UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 18, 2011

Peoples Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	0-24169	52-2027776
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

P.O. Box 210, 100 Spring Avenue, Chestertown, Maryland 21620
(Address of principal executive offices) (Zip Code)

(410) 778-3500
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operation and Financial Condition.

The information required by this Item 2.02 is contained in Item 7.01 of this report, which is incorporated herein by reference..

Item 7.01    Regulation FD Disclosure.

On July 22, 2011, Peoples Bancorp, Inc. (the “Company”) issued a letter to stockholders in which it described certain financial results for the six months ended June 30, 2011 and disclosed that the Board of Directors voted on July 18, 2011 to eliminate the quarterly cash dividend on the shares of the Company’s common stock.  A copy of the letter to stockholders is furnished herewith as Exhibit 99.1.

The information contained in Item 2.02, this Item 7.01 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit 99.1       Letter to stockholders dated July 22, 2011 (furnished herewith).

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES BANCORP, INC.

Dated: July 22, 2011	By:	/s/ Thomas G. Stevenson
Thomas G. Stevenson
President, CEO and CFO

Exhibit Index

Exhibit
Number	Description

99.1	Letter to stockholders dated July 22, 2011 (furnished herewith).